Balance Sheet (Unaudited) (USD $)	Sep. 30, 2012
Cash	$ 940
Total Assets	940
Commitments and contingencies
Preferred stock, $0.001 par value, 25,000,000 shares authorized and none issued and outstanding at September 30, 2012	0
Common stock, $0.001 par value, 250,000,000 shares authorized and 50 shares issued and outstanding at September 30, 2012	1
Additional paid in capital	999
Accumulated deficit	(60)
Total Stockholders’ Equity	$ 940